Praxis Mutual Funds

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Supplement dated January 1, 2017 (“Supplement”) to the

Summary Prospectus and Prospectus dated April 30, 2016

The Board of Trustees of the Praxis Mutual Funds (the “Board”) has approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to implement a fee breakpoint schedule for the Praxis International Index Fund (the “Fund”) effective January 1, 2017. Based on the Fund’s current net assets, this amendment will effectively reduce the contractual management fee from 0.60% to 0.56% of the Fund’s average daily net assets. As a result, the tables entitled “Fees and Expenses” and “Example” are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 55 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees[1]	0.56%	0.56%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[2]	0.48%	0.18%
Total Annual Fund Operating Expenses	1.29%	0.74%

[1]	Effective January 1, 2017, the Management fees paid by the Fund to the Adviser are estimated to be reduced from 0.60 percent to 0.56 percent of the Fund’s daily net assets, due to the implementation of a fee breakpoint schedule. As such, the Management fees are estimated for the current fiscal year.
[2]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$649	$913	$1,195	$2,000
Class I	$76	$237	$411	$918

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

Praxis Mutual Funds

Praxis International Index Fund Class A (MPLAX) and Class I (MPLIX)

Supplement dated January 1, 2017 (“Supplement”) to the

Statement of Additional Information dated April 30, 2016

The Board of Trustees of the Praxis Mutual Funds (the “Board”) approved an amendment to the Investment Advisory Agreement between the Praxis Mutual Funds and Everence Capital Management, Inc. (the “Adviser”) to which the Adviser has agreed to implement a fee breakpoint schedule for the Praxis International Index Fund (the “Fund”), effective January 1, 2017. This change is described in the supplement to the Fund’s prospectus dated January 1, 2017. As a result, the SAI is revised as follows:

The third sentence in the first paragraph on page 17 under the Investment Adviser section is deleted and replaced with the following:

For the services provided pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund as set forth below:

Fund	Percentage of Average Daily Net Assets
Impact Bond Fund	0.40%
International Index Fund	0.60% up to and including $100 million, and 0.51% over $100 million up to and including $500 million, and 0.45% over $500 million.
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Genesis Growth Portfolio	0.05%
Genesis Balanced Portfolio	0.05%
Genesis Conservative Portfolio	0.05%

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE